                         TERM SHEET DATED APRIL 21, 1998

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                           $500,000,000 (APPROXIMATE)

                               SUBJECT TO REVISION


SELLER/SERVICER: GREEN TREE FINANCIAL CORPORATION ("GREEN TREE").
TRUSTEE:         U.S. BANK NATIONAL ASSOCIATION, ST. PAUL, MINNESOTA.

UNDERWRITERS:    MERRILL LYNCH & CO. (LEAD), LEHMAN BROTHERS INC. (CO), SALOMON
                 SMITH BARNEY(CO).


                                        RATINGS        WAL @      EXP. FINAL
TO CALL             AMOUNT             S&P/FITCH     150% MHP       MATURITY
-------             ------             ----------    --------      ----------
A-1               $20,900,000          A-1+/F-1+       0.39            1/99
A-2               $28,000,000           AAA/AAA        1.01            9/99
A-3               $60,000,000           AAA/AAA        2.00            1/01
A-4               $30,000,000           AAA/AAA        3.01            9/01
A-5              $105,000,000           AAA/AAA        5.00            5/05
A-6              $178,600,000           AAA/AAA       12.75            4/16
M-1               $35,000,000           AA/AA-        10.63            4/16
B-1               $22,500,000          BBB+/BBB+       6.86            7/08
B-2               $20,000,000          BBB-/BBB       15.17            4/16
 TO
MATURITY
A-6              $178,600,000           AAA/AAA       13.38            1/24
M-1               $35,000,000           AA/AA-        11.07            1/24
B-2               $20,000,000          BBB-/BBB       20.08            8/28

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT, PROSPECTUS HEREIN. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.

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

CUT-OFF DATE:       APRIL 15, 1998 (OR THE DATE OF ORIGINATION, IF LATER) FOR
                    EACH CONTRACT OTHER THAN THE SUBSEQUENT CONTRACTS, AND FOR
                    EACH SUBSEQUENT CONTRACT, THE DATE ON WHICH SUCH CONTRACT IS
                    PURCHASED BY THE TRUST.

LEGAL FINAL:        CLASS A-1 - MAY 1, 1999
                    ALL OTHER CLASSES - MARCH 1, 2030

EXP. PRICING:       WEEK OF APRIL 20, 1998.

EXP. SETTLEMENT:    WEEK OF APRIL 27, 1998.

INTEREST/PRINCIPAL: THE 1ST DAY OF EACH MONTH (OR IF SUCH 1ST DAY IS NOT
                    A BUSINESS DAY, THE NEXT SUCCEEDING BUSINESS DAY), COMMENCING ON JUNE 1, 1998.

ERISA: SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS SUPPLEMENT, CLASS A CERTIFICATES ARE ERISA ELIGIBLE. NO TRANSFER OF A CLASS M-1 CERTIFICATE OR A CLASS B CERTIFICATE WILL BE PERMITTED TO BE MADE TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS AN OPINION OF COUNSEL IS DELIVERED TO THE TRUSTEE.

SMMEA: THE CLASS A AND THE CLASS M-1 CERTIFICATES WILL BE "LEGAL INVESTMENTS" FOR CERTAIN TYPES OF
                    INSTITUTIONAL INVESTORS TO THE EXTENT PROVIDED IN
                    THAT ACT.

                    BECAUSE THE CLASS B CERTIFICATES WILL NOT BE RATED IN ONE OF ITS TWO HIGHEST RATING CATEGORIES BY S&P OR FITCH, THE CLASS B CERTIFICATES WILL NOT CONSTITUTE "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA. ACCORDINGLY, MANY INSTITUTIONS WITH LEGAL AUTHORITY TO INVEST IN MORE HIGHLY RATED SECURITIES BASED ON FIRST MORTGAGE LOANS MAY NOT BE LEGALLY AUTHORIZED TO INVEST IN THE CLASS B CERTIFICATES. SEE "LEGAL INVESTMENT CONSIDERATIONS" IN THE PROSPECTUS SUPPLEMENT AND IN THE PROSPECTUS. NO REPRESENTATIONS ARE MADE AS TO ANY REGULATORY REQUIREMENTS OR CONSIDERATIONS (INCLUDING WITHOUT LIMITATION REGULATORY CAPITAL REQUIREMENTS) APPLICABLE TO THE PURCHASE OF CLASS B CERTIFICATES BY BANKS, SAVINGS AND LOAN ASSOCIATIONS OR OTHER FINANCIAL INSTITUTIONS, WHICH INSTITUTIONS SHOULD CONSULT THEIR OWN COUNSEL AS TO SUCH MATTERS.

TAX STATUS:         FOR FEDERAL INCOME TAX PURPOSES, THE TRUST WILL BE
                    TREATED AS TWO SEPARATE ASSET POOLS (THE "MASTER

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                                       2

                    REMIC" AND THE "SUBSIDIARY REMIC"), EACH OF WHICH WILL BE TREATED AS A REAL ESTATE MORTGAGE INVESTMENT CONDUIT ("REMIC"). THE CLASS A CERTIFICATES, THE CLASS M-1 CERTIFICATES, THE CLASS B CERTIFICATES AND THE CLASS B-3I CERTIFICATES WILL CONSTITUTE "REGULAR INTERESTS" IN THE MASTER REMIC AND GENERALLY WILL BE TREATED AS DEBT INSTRUMENTS OF THE TRUST FOR FEDERAL INCOME TAX PURPOSES WITH PAYMENT TERMS EQUIVALENT TO THE TERMS OF SUCH CERTIFICATES. THE CLASS C MASTER CERTIFICATES AND CLASS C SUBSIDIARY CERTIFICATES WILL CONSTITUTE "RESIDUAL INTERESTS" IN THE MASTER REMIC AND THE SUBSIDIARY REMIC, RESPECTIVELY. THE HOLDERS OF THE OFFERED CERTIFICATES WILL BE REQUIRED TO INCLUDE AN INCOME INTEREST ON SUCH CERTIFICATES (INCLUDING ANY ORIGINAL ISSUE DISCOUNT) IN ACCORDANCE WITH THE ACCRUAL METHOD OF ACCOUNTING. SEE "CERTAIN FEDERAL

OPTIONAL
REPURCHASE:         AT ITS OPTION EITHER THE SERVICER OR THE COMPANY MAY
                    REPURCHASE FROM THE TRUST ALL REMAINING CONTRACTS, AND
                    THEREBY EFFECT EARLY RETIREMENT OF THE OFFERED CERTIFICATES,
                    ON ANY REMITTANCE DATE WHEN THE POOL SCHEDULED PRINCIPAL
                    BALANCE IS LESS THAN 10% OF THE CUT-OFF DATE POOL PRINCIPAL
                    BALANCE.

CREDIT
ENHANCEMENT:        CLASS A:  15.5% SUBORDINATION (CLASS M-1, B-1 AND
                    B-2) PLUS EXCESS SPREAD (CLASS B-3I).
                    CLASS M-1:  8.5% (CLASS B-1 AND B-2) PLUS EXCESS
                    SPREAD (CLASS B-3I).
                    CLASS B-1:  4.0% (CLASS B-2) PLUS EXCESS SPREAD
                    (CLASS B-3I).
                    CLASS B-2: LIMITED GUARANTEE PLUS EXCESS SPREAD.

THE CONTRACT POOL:  ON THE CLOSING DATE, THE TRUST EXPECTS TO PURCHASE
                    (I) MANUFACTURED HOUSING CONTRACTS HAVING AN
                    AGGREGATE PRINCIPAL BALANCE OF APPROXIMATELY
                    $388,162,170 - AS OF THE CUT-OFF DATE (THE "INITIAL CONTRACTS")AND (II) ADDITIONAL MANUFACTURED HOUSING CONTRACTS (THE "ADDITIONAL CONTRACTS").

DISTRIBUTIONS:      CERTIFICATEHOLDERS WILL BE ENTITLED TO RECEIVE ON
                    EACH REMITTANCE DATE COMMENCING IN JUNE 1998, TO THE
                    EXTENT THAT THE AMOUNT AVAILABLE IN THE CERTIFICATE
                    ACCOUNT (TOGETHER WITH, IN THE CASE OF THE CLASS B-2
                    CERTIFICATES, THE GUARANTEE PAYMENT, AS DESCRIBED
                    BELOW) IS SUFFICIENT THEREFOR, DISTRIBUTIONS
                    ALLOCABLE TO INTEREST AND PRINCIPAL, AS DESCRIBED IN
                    THE PROSPECTUS SUPPLEMENT.  THE AMOUNT AVAILABLE ON
                    EACH REMITTANCE DATE GENERALLY


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                                       3

                    INCLUDES THE SUM OF (I) PAYMENTS ON THE CONTRACTS DUE AND RECEIVED DURING THE RELATED DUE PERIOD, (II) PREPAYMENTS AND OTHER UNSCHEDULED COLLECTIONS RECEIVED DURING THE RELATED DUE PERIOD, AND (III) ALL COLLECTIONS OF PRINCIPAL ON THE CONTRACTS RECEIVED DURING THE DUE PERIOD IN WHICH SUCH REMITTANCE DATE OCCURS UP TO AND INCLUDING THE THIRD BUSINESS DAY PRIOR TO SUCH REMITTANCE DATE (BUT IN NO EVENT LATER THAN THE 25TH DAY OF THE MONTH PRIOR TO SUCH REMITTANCE DATE), MINUS (IV) WITH RESPECT TO ALL REMITTANCE DATES OTHER THAN THE REMITTANCE DATE IN JUNE 1998, ALL COLLECTIONS IN RESPECT OF PRINCIPAL ON THE CONTRACTS RECEIVED DURING THE RELATED DUE PERIOD UP TO AND INCLUDING THE THIRD BUSINESS DAY PRIOR TO SUCH REMITTANCE DATE (BUT IN NO EVENT LATER THAN THE 25TH DAY OF THE PRIOR MONTH).

                    THE AMOUNT AVAILABLE IN THE CERTIFICATE ACCOUNT WITH RESPECT TO ANY DISTRIBUTION DATE WILL BE APPLIED FIRST TO THE DISTRIBUTION OF INTEREST ON THE CERTIFICATES, AND THEN TO THE DISTRIBUTION OF PRINCIPAL ON THE CERTIFICATES, IN THE MANNER AND ORDER OF PRIORITY DESCRIBED BELOW.

                    THE "DUE PERIOD" WITH RESPECT TO ANY REMITTANCE DATE IS THE PERIOD FROM AND INCLUDING THE 15TH DAY OF THE SECOND MONTH PRECEDING SUCH REMITTANCE DATE, TO AND INCLUDING THE 14TH DAY OF THE MONTH IMMEDIATELY PRECEDING SUCH REMITTANCE DATE.

INTEREST ON THE
CLASS A, CLASS M-1
AND CLASS B-1
CERTIFICATES:       Interest will be distributable first to each Class
                    A Certificates concurrently, then to the Class M-1
                    Certificates and then to the Class B-1 Certificates.
                    Interest on the outstanding Class A Principal
                    Balance, Class M-1 Adjusted Principal Balance, and
                    Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date or from the most recent Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                    The Class A-1 Certificates will bear interest at a fixed Pass-Through Rate calculated on an actual/360 basis. Each other Class of Certificates will bear


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                                       4
                    interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                    The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                    The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                    In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates (the Class A Certificates being treated as a single class for this purpose), the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.




PRINCIPAL ON THE
CLASS A, CLASS M-1
AND CLASS B-1

CERTIFICATES :      The Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4 A-5 and A-6 Certificateholders.
                    The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A
                    Principal Balance and (ii) if the Class M-1 Distribution
                    Test is satisfied on such Remittance Date, the Class M-1
                    Principal Balance, otherwise zero, and (iii) if the

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                                       5

                    Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                    The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                    The Class M-1 Percentage for any Remittance Date will equal
                    (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                    The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after June 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%;
                    (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 23.25%.

                    The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and the Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

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                                       6

                    The Class B Percentage for any Remittance Date will equal
                    (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class M-1 Distribution Test and the Class B Distribution Test are not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                    The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after June 2002; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%;
                    (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 12.75%; and (vii) the Class B Principal Balance must not be less than $10,000,000.

CLASS B-2
INTEREST:           Interest on the outstanding Class B-2 Principal Balance will accrue from the Settlement Date, or from the most recent
                    Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                    To the extent of (i) the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then


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                                       7
                    outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders (including any Guarantee Payments) on account of principal.

                    In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2
PRINCIPAL:          Except for payments of the Class B-2 Liquidation Loss Amount under the Limited Guarantee, the Class B-2
                    Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class B-1 Principal
                    Balance has been reduced to zero (the "Class B-1 Cross-over
                    Date") and (ii) the Class B Distribution Test is satisfied;
                    provided, however, that if the Class A Principal Balance, the Class M-1 Principal Balance and the Class B-1 Principal
                    Balance have been reduced to zero, the Class B-2
                    Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B-2
                    Principal" in the Prospectus Supplement.

                    The Class B Percentage for any Remittance Date will equal
                    (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                    On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed,

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                                       8
                    to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for such Remittance Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Certificates.

LOSSES ON LIQUIDATED
CONTRACTS:          The distribution of principal to the Class A, the Class M-1, and the Class B-1 Certificateholders is intended to include the Class A Percentage, the Class M-1 Percentage and the
                    Class B Percentage, respectively, of the Scheduled Principal
                    Balance of each Contract that became a Liquidated Contract during the related Due Period. If the Net Liquidation
                    Proceeds from such Liquidated Contract are less than the Scheduled Principal Balance of such Liquidated Contract, the deficiency will, in effect, be absorbed by the Class B-3I
                    Certificateholders, then the Monthly Servicing Fee (so long as Green Tree is the Servicer), then the Class B-2
                    Certificateholders, then the Class B-1 Certificateholders and then the Class M-1 Certificateholders, since a portion of the Amount Available equal to such deficiency and otherwise distributable to them will be paid to the Class A
                    Certificateholders.

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                                       9

                            CONTRACT CHARACTERISTICS
                            ------------------------

The information presented below relates to the Initial Contracts, which will represent approximately 78% of the Contract Pool. Although the characteristics of the final pool of Contracts will differ from the characteristics of the Initial Contracts shown below, Green Tree does not expect that the characteristics of the Additional Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.



THE INITIAL CONTRACT POOL
-------------------------
Number of MHCs in pool:         10,085

Wgt. Avg. Contract Rate:        9.47%

Range of Rates:                 4.51% - 18.00%

Wgt. Avg. Orig. Maturity:       305.6

Wgt. Avg. Rem. Maturity:        305.3

Avg. Rem Princ. Balance:       $38,509

Wgt. Avg. LTV:                  87.9%

New/Used:                       78.25%/21.75%

Park/Private:                   31.29%/68.71%

Single/Double:                  32.05%/67.94%

Land/Home:                      27.24%

Land in Lieu:                   0.45%

Step Rate:                      5.00%
Conventional:                   95.00%

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                                       10

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

                              AGGREGATE
                              PRINCIPAL
               NUMBER OF       BALANCE         % OF INITIAL
             CONTRACTS AS   OUTSTANDING AS   CUTOFF DATE POOL
STATE       OF CUTOFF DATE  OF CUTOFF DATE   PRINCIPAL BALANCE
-----       --------------  --------------   -----------------
AL                 648       21,795,418            5.61

AR                 223        6,720,237            1.73

AZ                 210        8,741,413            2.25

BB                   1           15,167            0.00

CA                 186        7,460,496            1.92

CO                 213       11,693,290            3.01

CT                   7          231,552            0.06

DE                  46        1,868,317            0.48

FL                 660       27,606,526            7.12

GA                 711       26,429,454            6.81

HI                   1           59,776            0.02

IA                 102        2,897,823            0.75

ID                  48        2,373,650            0.61

IL                 136        4,093,989            1.05

IN                 229        9,029,099            2.32

KS                 151        5,523,848            1.42

KY                 270        8,428,026            2.17

LA                 220        6,502,578            1.67

MA                   5          195,422            0.05

MD                  33        1,253,229            0.32

ME                  47        1,867,453            0.48

MI                 492       21,131,432            5.44

MN                 175        5,130,097            1.32

MO                 307        8,828,341            2.27

MS                 271        8,670,414            2.23

MT                  67        2,714,173            0.70

NC               1,024       43,735,410           11.27

ND                  24          726,187            0.19

NE                  36        1,188,329            0.31

NH                  28          855,790            0.22

NJ                   5          148,390            0.04

NM                 252       11,219,601            2.89

NV                  82        4,280,802            1.10

NY                  97        2,813,338            0.72

OH                 256       10,670,112            2.75

OK                 299       11,087,498            2.85

OR                 112        7,132,046            1.84

PA                 117        4,665,649            1.20

SC                 433       17,511,883            4.51

SD                  46        1,543,567            0.40

TN                 273        9,209,453            2.37

TX                 863       31,678,988            8.17

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                                       11

UT                  39        2,116,349            0.54

VA                 200        6,775,239            1.74

VT                  13          531,479            0.14

WA                 141       10,189,055            2.62

WI                 149        4,445,876            1.14

WV                 100        2,984,832            0.77

WY                  37        1,591,081            0.41
                -------      -----------          -----


TOTAL           10,085      388,362,170          100.00


                    YEAR OF ORIGINATION OF INITIAL CONTRACTS

                                 AGGREGATE
                  NUMBER OF      PRINCIPAL
                  CONTRACTS       BALANCE         % OF INITIAL
  YEAR OF           AS OF      OUTSTANDING AS   CUTOFF DATE POOL
ORIGINATION(1)   CUTOFF DATE   OF CUTOFF DATE   PRINCIPAL BALANCE
--------------   -----------   --------------   -----------------
1984                     1          18,016              *

1985                     7          37,328           0.01

1986                     4          30,776           0.01

1987                     7          83,335           0.02

1988                     3          31,363           0.01

1989                     6         108,176           0.03

1990                     7         144,920           0.04

1991                     9         146,997           0.04

1992                     5         100,124           0.03

1993                    11         309,834           0.08

1994                    48       1,456,234           0.37

1995                    45       1,342,766           0.35

1996                    73       2,558,462           0.66

1997                   263      12,895,365           3.32

1998                 9,596     369,098,472          95.03
                    ------     -----------         ------

TOTAL               10,085     388,362,170         100.00

* INDICATES AN AMOUNT GREATER THAN ZERO BUT LESS THAN 0.005% OF THE AGGREGATE PRINCIPAL BALANCE OF THE INITIAL CONTRACTS AS OF THE CUT-OFF DATE.

(1) THE INITIAL CONTRACTS SHOWN IN THE ABOVE TABLE WITH EARLIER YEARS OF ORIGINATION PRIMARILY REPRESENT CONTRACTS ORIGINATED BY THE COMPANY AND SUBSEQUENTLY REFINANCED THROUGH THE COMPANY. THE COMPANY RETAINS THE FIRST ORIGINATION DATES ON ITS RECORDS WITH RESPECT TO SUCH REFINANCED CONTRACTS.

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                                       12

     DISTRIBUTION OF ORIGINAL INITIAL CONTRACTS AMOUNTS

                                   AGGREGATE
                    NUMBER OF      PRINCIPAL
                    CONTRACTS       BALANCE         % OF INITIAL
 ORIGINAL             AS OF      OUTSTANDING AS   CUTOFF DATE POOL
CONTRACT AMOUNT($) CUTOFF DATE   OF CUTOFF DATE   PRINCIPAL BALANCE
---------------    -----------   --------------   -----------------

Less than 10,000         404       3,135,741              0.81

10,000 - 19,999        1,618      24,712,894              6.36

20,000 - 29,999        2,320      58,356,819             15.03

30,000 - 39,999        2,011      69,487,297             17.89

40,000 - 49,999        1,298      58,063,631             14.95

50,000 - 59,999          916      50,062,681             12.89

60,000 - 69,999          531      34,396,798              8.86

70,000 - 79,999          344      25,735,705              6.63

80,000 -  89,999         234      19,856,032              5.11

90,000 -  99,999         177      16,782,193              4.32

100,000 - 109,999        100      10,452,124              2.69

110,000 - 119,999         58       6,660,220              1.71

120,000 - 129,999         27       3,361,083              0.87

130,000 - 139,999         19       2,545,409              0.66

140,000 - 149,999         10       1,431,255              0.37

150,000 - 159,999          8       1,233,402              0.32

160,000 - 169,999          2         328,399              0.08

170,000 - 179,999          2         354,544              0.09

180,000+                   6       1,405,941              0.36
                      ------     -----------            ------


Total                 10,085     388,362,170            100.00


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                                       13

       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS



                                AGGREGATE
                 NUMBER OF      PRINCIPAL
                 CONTRACTS       BALANCE         % OF INITIAL
LOAN-TO-VALUE      AS OF      OUTSTANDING AS   CUTOFF DATE POOL
RATIO           CUTOFF DATE   OF CUTOFF DATE   PRINCIPAL BALANCE
-------------   -----------   --------------   -----------------
Less than 61.00       319       9,781,821           2.52

61.00 - 65.99         129       4,407,053           1.13

66.00 - 70.99         190       8,036,537           2.07

71.00 - 75.99         240      10,121,000           2.61

76.00 - 80.99         748      27,555,718           7.10

81.00 - 85.99       1,071      43,641,863          11.24

86.00 - 90.99       3,536     139,607,094          35.94

91.00 - 95.99       3,345     125,751,301          32.38

Greater than 96.00    507      19,459,783           5.01
                   ------     -----------         ------


Total              10,085     388,362,170         100.00


INITIAL CONTRACT RATES

                                          AGGREGATE
                           NUMBER OF      PRINCIPAL
                           CONTRACTS       BALANCE         % OF INITIAL
                            AS OF      OUTSTANDING AS   CUTOFF DATE POOL
CONTRACT RATE            CUTOFF DATE   OF CUTOFF DATE   PRINCIPAL BALANCE
-------------            -----------   --------------   -----------------


Less than 5.01                 5          283,634            0.07

5.01 - 6.00                   27        1,759,659            0.45

6.01 - 7.00                  605       47,023,688           12.11

7.01 - 8.00                1,172       66,828,289           17.21

8.01 - 9.00                1,384       69,788,803           17.96

9.01 - 10.00               1,707       68,372,219           17.61

10.01 - 11.00              1,790       58,926,916           15.17

11.01 - 12.00              1,849       46,320,488           11.93

12.01 - 13.00                974       20,622,831            5.31

13.01 - 14.00                407        6,818,591            1.76

14.01 - 15.00                 17          184,083            0.05

15.01 - 16.00                121        1,160,792            0.30

16.01 - 17.00                 26          267,008            0.07

Greater than 17.00             1            5,168            0.00
                          ------      -----------          ------


Total                     10,085      388,362,170          100.00

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                                       14

                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

                                           AGGREGATE
                            NUMBER OF      PRINCIPAL
                            CONTRACTS       BALANCE         % OF INITIAL
REMAINING MOS.               AS OF      OUTSTANDING AS   CUTOFF DATE POOL
TO MATURITY               CUTOFF DATE   OF CUTOFF DATE   PRINCIPAL BALANCE
--------------            -----------   --------------   -----------------


LESS THAN 31
31 - 60                        13            131,019         0.03

                               226         2,046,708         0.53

61 - 90                        306         4,134,720         1.06

91 - 120                       692        11,151,354         2.87

121 - 150                      281         5,813,363         1.50

151 - 180                    1,475        34,614,380         8.91

181 - 210                       71         2,532,094         0.65

211 - 240                    1,802        55,867,286        14.39

241 - 270                       10           414,076         0.11

271 - 300                      856        29,870,529         7.69

301 - 330                        6           270,621         0.07

331 - 360                    4,347       241,516,020        62.19
                            ------       -----------       ------


TOTAL                       10,085       388,362,170       100.00

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                                       15

                        MHP PREPAYMENT SENSITIVITIES(1)


                           75% MHP       100% MHP      125% MHP      150% MHP
                         ------------  ------------  ------------  ------------
                         WAL/Maturity  WAL/Maturity  WAL/Maturity  WAL/Maturity

To Call

A-1                      0.57/05/99     0.49/03/99   0.43/02/99   0.39/01/99

A-2                      1.55/06/00     1.31/02/00   1.14/11/99   1.01/09/99

A-3                      3.13/08/02     2.62/11/01   2.26/05/01   2.00/01/01

A-4                      4.80/09/03     4.00/11/02   3.43/03/02   3.01/09/01

A-5                      7.92/04/09     6.65/08/07   5.71/05/06   5.00/05/05

A-6                     18.04/03/22    16.01/02/20  14.23/01/18  12.75/04/16

M-1                     15.26/03/22    13.42/02/20  11.90/01/18  10.63/04/16

B-1                     10.56/06/13     8.99/07/11   7.80/12/09   6.86/07/08

B-2                     20.84/03/22    18.73/02/20  16.79/01/18  15.17/04/16



To Maturity

A-1                      0.57/05/99     0.49/03/99   0.43/02/99   0.39/01/99

A-2                      1.55/06/00     1.31/02/00   1.14/11/99   1.01/09/99

A-3                      3.13/08/02     2.62/11/01   2.26/05/01   2.00/01/01

A-4                      4.80/09/03     4.00/11/02   3.43/03/02   3.01/09/01

A-5                      7.92/04/09     6.65/08/07   5.71/05/06   5.00/05/05

A-6                     18.51/02/27    16.58/06/26  14.87/06/25  13.38/01/24

M-1                     15.59/02/27    13.82/06/26  12.34/06/25  11.07/01/24
B-2                     23.62/08/28    22.36/08/28  21.18/08/28  20.08/08/28




                           175% MHP      200% MHP      250% MHP      300% MHP
                         ------------  ------------  ------------  ------------
                         WAL/Maturity  WAL/Maturity  WAL/Maturity  WAL/Maturity

To Call

A-1                      0.35/12/98     0.32/11/98   0.28/11/98   0.26/10/98

A-2                      0.91/07/99     0.83/06/99   0.71/04/99   0.62/03/99

A-3                      1.80/10/00     1.64/07/00   1.40/03/00   1.22/12/99

A-4                      2.69/05/01     2.44/02/01   2.07/08/00   1.81/05/00

A-5                      4.38/07/04     3.88/10/03   3.19/08/02   2.75/12/01

A-6                     11.40/08/14    10.25/03/13   8.39/11/10   7.00/02/09

M-1                      9.84/08/14     9.23/03/13   8.25/11/10   7.51/02/09

B-1                      6.46/10/07     6.20/04/07   5.81/05/06   5.53/10/05

B-2                     13.86/08/14    12.78/03/13  11.04/11/10   9.74/02/09



To Maturity

A-1                      0.35/12/98     0.32/11/98   0.28/11/98   0.26/10/98

A-2                      0.91/07/99     0.83/06/99   0.71/04/99   0.62/03/99

A-3                      1.80/10/00     1.64/07/00   1.40/03/00   1.22/12/99

A-4                      2.69/05/01     2.44/02/01   2.07/08/00   1.81/05/00

A-5                      4.38/07/04     3.88/10/03   3.19/08/02   2.75/12/01

A-6                     12.03/08/22    10.84/01/21   8.91/01/18   7.45/08/15

M-1                     10.30/08/22     9.71/01/21   8.75/01/18   8.03/08/15

B-2                     19.07/08/28    18.13/08/28  16.27/08/28  14.56/08/28

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                                       16

(1) The following are the assumed characteristics of Subsequent Contracts as of the Cut-off Date:


                     AGGREGATE     WGT. AVG.   WGT. AVG.
REMAINING            PRINCIPAL     ORIGINAL   REMAINING   WGT. AVG.
MONTHS TO             BALANCE        TERM        TERM     CONTRACT
MATURITY            OUTSTANDING    (MONTHS)    (MONTHS)     RATE
--------            -----------    --------    --------   ---------
 0-120              $  5,020,110.17   102         102       11.59%

121-180             $ 11,621,279.92   174         174       11.02%

181-240             $ 16,787,371.59   237         237       10.36%

241-300             $  8,705,553.28   299         299       10.36%

301-360             $ 69,593,515.21   360         360        8.71%
                    ---------------   ---         ---       -----



TOTAL                $111,727,830.17   306         306       9.46%
                     ===============


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                                       17

     The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to

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                                       18
assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







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                                       19